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                                                                   EXHIBIT 10.33
                                                CONFIDENTIAL TREATMENT REQUESTED

                                                     ---------------------------
                                                     ### This portion has been
                                                     omitted and filed
                                                     separately pursuant to a
                                                     request of confidential
                                                     treatment.
                                                     ---------------------------

April 16, 1996


Geoworks
960 Atlantic Avenue
Alameda, CA 94501

Attention:        Jordan J. Breslow, Vice President and General Counsel

Subject: Amendment Number One (1) to Collateral License Agreement (CLA) Number A92267-00 dated July 7, 1992; Amendment Number Four (4) to Description of Licensed Work (DLW) Agreement Number A92407-00 dated July 7, 1992 to said CLA; and Amendment Number Three (3) to Statement of Work (SOW) Agreement Number A92377-00 dated July 7, 1992

Reference:        Master Works Agreement Number A92266-00 dated July 7, 1992

This Amendment when executed will be Amendment Number One (1) to the subject Collateral License Agreement ("CLA"), Amendment Number Four (4) to the subject Description of Licensed Work ("DLW"), and Amendment Number Three (3) to the subject Statement of Work ("SOW") between International Business Machines Corporation ("IBM") and Geoworks ("Geoworks").

IBM and Geoworks agree to the following:

1. As of the date last signed below, IBM shall have a perpetual, fully paid-up license to the Licensed Works. On that date, IBM shall have completed all of its royalty payment obligations under the CLA, the DLW and related Contract Documents. Without limiting the generality of the foregoing, the parties acknowledge and agree that IBM shall thereafter have no obligation to account to Geoworks or pay royalties for IBM's exercise of its fully paid-up license.

2. Geoworks and IBM acknowledge and agree that as of the date last signed below, Geoworks shall have no obligation to refund or credit to IBM any prepaid royalties, engineering fees or license fees paid prior to said date, except as set forth in the following paragraph regarding penalties payable to Geoworks to IBM.

3. As of the date last signed below, Schedule G ("Performance Standards") of the MWA shall be modified to provide that any ### incurred by Geoworks thereunder shall be ###
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4.       The Contract and Technical Coordinators identified in Sections 3 and 4 of SOW are deleted and replaced with the following:

         Contract Coordinators

         For IBM                        For Geoworks

         ###                            Leland J. Lievano
                                        Geoworks
                                        960 Atlantic Avenue
                                        Alameda, CA 94501


         Technical Coordinators

         For IBM                        For Geoworks

         ###                            Clayton Jung
                                        Geoworks
                                        960 Atlantic Avenue
                                        Alameda, CA 94501


Except as specifically amended by this Amendment, all other terms and conditions of the referenced Agreements, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

ACCEPTED AND AGREED TO:                 ACCEPTED AND AGREED TO:

INERNATIONAL BUSINESS                   GEOWORKS
MACHINES CORPORATION


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